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               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to incorporation by reference in the foregoing Registration Statement on Form S-8 of our report dated March 22, 2001, which appears in Amendment No. 1 to the IVP Technology Corporation and Subsidiaries Annual Report on Form 10-KSB for the years ended December 31, 2000 and 1999, filed with the Securities and Exchange Commission on July 5, 2001.


                                           WEINBERG & COMPANY, P.A.
                                           Certified Public Accountants




Boca Raton, Florida
July 17, 2001